EXHIBIT 22 JOINT FILING AGREEMENT


                             Joint Filing Agreement


          The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the ordinary shares, par value HK$0.25 per share, of PCCW Limited, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.


Dated:  August 27, 2003


                                RICHARD LI TZAR KAI


                                By:          /s/ Richard Li Tzar Kai
                                     ------------------------------------------


                                PACIFIC CENTURY GROUP HOLDINGS LIMITED


                                By:          /s/ Richard Li Tzar Kai
                                     ------------------------------------------
                                     Name:   Richard Li Tzar Kai
                                     Title:  Director


                                PACIFIC CENTURY DIVERSIFIED LIMITED



                                By:          /s/ Yuen Tin Fan
                                     ------------------------------------------
                                     Name:   Yuen Tin Fan
                                     Title:  Director


                                PACIFIC CENTURY REGIONAL DEVELOPMENTS LIMITED


                                By:          /s/ Richard Li Tzar Kai
                                     ------------------------------------------
                                     Name:   Richard Li Tzar Kai
                                     Title:  Chairman

                                PACIFIC CENTURY INSURANCE HOLDINGS LIMITED


                                By:          /s/ Yuen Tin Fan
                                     ------------------------------------------
                                     Name:   Yuen Tin Fan
                                     Title:  Chairman


                                PACIFIC CENTURY INTERNATIONAL LIMITED


                                By:          /s/ Yuen Tin Fan
                                     ------------------------------------------
                                     Name:   Yuen Tin Fan
                                     Title:  Director


                                PACIFIC CENTURY GROUP (CAYMAN ISLANDS) LIMITED


                                By:          /s/ Yuen Tin Fan
                                     ------------------------------------------
                                     Name:   Yuen Tin Fan
                                     Title:  Director


                                ANGLANG INVESTMENTS LIMITED


                                By:          /s/ Yuen Tin Fan
                                     ------------------------------------------
                                     Name:   Yuen Tin Fan
                                     Title:  Director


                                CHILTONLINK LIMITED


                                By:          /s/ Yuen Tin Fan
                                     ------------------------------------------
                                     Name:   Yuen Tin Fan
                                     Title:  Director